                                  FORM 8-A


                     SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549


              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                     NANOPHASE TECHNOLOGIES CORPORATION
           ------------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               ILLINOIS                                         36-3687863
               --------                                         ----------
(STATE OF INCORPORATION OR ORGANIZATION)                     (I.R.S. EMPLOYER
                                                            IDENTIFICATION NO.)


  453 COMMERCE STREET, BURR RIDGE, IL                              60521
-------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

     IF THIS FORM RELATES TO THE          IF THIS FORM RELATES TO THE
     REGISTRATION OF A CLASS OF           REGISTRATION OF A CLASS OF SECURITIES
     SECURITIES PURSUANT TO SECTION       PURSUANT TO SECTION 12(g) OF THE
     12(b) OF THE EXCHANGE ACT AND IS     EXCHANGE ACT AND IS EFFECTIVE
     EFFECTIVE PURSUANT TO GENERAL        PURSUANT TO GENERAL INSTRUCTION A.(d),
     INSTRUCTION A.(c), PLEASE            PLEASE CHECK THE FOLLOWING BOX. [X]
     CHECK THE FOLLOWING BOX. [ ]


      SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


                                    NONE


      SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                        COMMON STOCK, $.01 PAR VALUE

Item 1.   Description of Registrant's Securities to be Registered.
          --------------------------------------------------------

     The description of the Common Stock, $.01 par value per share, of the Registrant to be registered that is contained in the "Description of Capital Stock" section of the Registrant's Registration Statement on Form S-1, File No. 333-36937, filed with the Securities and Exchange Commission on October 1, 1997, as amended from time to time (the "Registration Statement"), is hereby incorporated herein by reference. Any form of prospectus that constitutes part of the Registration Statement and is filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed incorporated herein by reference.


Item 2.   Exhibits.
          ---------

Exhibit
Number    Description of Document
-------   -----------------------
 1        Specimen stock certificate representing Common Stock, incorporated herein by reference to Exhibit 4.1 to be filed with an amendment to the Registration Statement.

2.1 Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1 to be filed with an amendment to the Registration Statement.

2.2       Bylaws of the Registrant, incorporated herein by reference to
          Exhibit 3.2 to be filed with an amendment to the Registration
          Statement.


                                  SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                 NANOPHASE  TECHNOLOGIES  CORPORATION
                                 ------------------------------------
                                    (Registrant)



Dated: October 14, 1997          By: /s/ ROBERT W. CROSS
                                     -------------------------------------
                                     Robert W. Cross
                                     President and Chief Executive Officer












                                      -3-